UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Under Section 240.14a-12

ProSomnus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROSOMNUS, INC.
5675 Gibraltar Drive
Pleasanton, CA 94588
November 15, 2023
Dear Stockholder:
You are cordially invited to participate in ProSomnus, Inc.’s (the “Company”) 2023 Special Meeting of Stockholders to be held on December 6, 2023 at 10:00 a.m., Pacific Time, at the Company’s headquarters at 5675 Gibraltar Drive, Pleasanton, CA 94588.
The Notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.
The principal catalyst for calling this Special Meeting of Stockholders was our recently completed Series A Convertible Preferred Stock Financing. Due to the size of the fundraising, the terms of the agreement and Nasdaq rules, we are seeking Stockholder approval of the transaction in order to fulfill our obligations to our investors.
It is important that your shares be represented at the Special Meeting. If you are unable to participate in the meeting, I urge you to vote your shares over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Special Meeting. Instructions for voting are described in the proxy card or voting instruction form. We urge you to complete, sign, date and return your proxy card or authorize your proxy through the internet as soon as possible even if you currently plan to participate in the Special Meeting. This will not prevent you from voting at the Special Meeting but will assure that your vote is counted if you are unable to participate in the meeting.
On behalf of the Company’s Board of Directors, thank you for your continued interest and support.
Sincerely yours,
Len Liptak
Chief Executive Officer

Page
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS	ii
PROXY STATEMENT	1
INFORMATION ABOUT THE MEETING	2
INFORMATION ABOUT VOTING	3
ADDITIONAL INFORMATION	6
PROPOSAL 1: ISSUANCE OF THE PREFERRED FINANCING SHARES UNDER NASDAQ LISTING RULE 5635	9
PROPOSAL 2: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	12
PROPOSAL 3: AMENDMENT OF THE PROSOMNUS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE THEREUNDER BY 3,588,717 SHARES	14
EXECUTIVE COMPENSATION	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
OTHER BUSINESS	29
INCORPORATION BY REFERENCE; WHERE YOU CAN FIND ADDITIONAL INFORMATION	30
APPENDIX A	A-1
APPENDIX B	B-1

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PROSOMNUS, INC.
5675 Gibraltar Drive
Pleasanton, CA 94588
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2023
To the Stockholders of ProSomnus, Inc.:
On September 20, 2023, ProSomnus, Inc. (the “Company”, “we,” “us,” or “our”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (each, an “Investor” and collectively, the “Investors”). Pursuant to the Securities Purchase Agreement, the Company issued to the Investors (i) an aggregate of 10,426 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), (ii) $3,391,961 in aggregate principal amount of the Company’s Senior Secured Convertible Exchange Notes due December 6, 2025 (the “Senior Exchange Notes”) in exchange for $3,391,961 principal amount of the Company’s Senior Secured Convertible Notes due December 6, 2025 (the “Existing Senior Notes”), with the Senior Exchange Notes having a reduced conversion rate upon the Company obtaining the stockholder approval contemplated herein as the Nasdaq Issuance Proposal, (iii) $12,137,889 in aggregate principal amount of the Company’s Subordinated Secured Convertible Exchange Notes due April 6, 2026 (the “Subordinated Exchange Notes” and, together with the Senior Exchange Notes, the “New Notes”), which amount included $58,720 of accrued and unpaid paid-in-kind interest on the Company’s Subordinated Secured Convertible Notes due April 6, 2026 (the “Existing Subordinated Notes” and, together with the Existing Senior Notes, the “Existing Notes”), in exchange for $12,079,169 principal amount of the Existing Subordinated Notes, with the Subordinated Exchange Notes having a reduced conversion rate upon the Company obtaining stockholder approval, and (iv) warrants to purchase an aggregate of 5,154,524 shares of the Company’s common stock at an exercise price of $1.00 per share (the “Transaction Warrants”).
The 2023 Special Meeting of Stockholders of ProSomnus, Inc. will be held at our headquarters at 5675 Gibraltar Drive, Pleasanton, CA 94588, on December 6, 2023, at 10:00 a.m., Pacific Time, for the following purposes:
1.
To approve, for purposes of complying with Nasdaq Listing Rule 5635, (A) the issuance of the shares of our common stock (i) issuable upon conversion of the Series A Preferred Stock, (ii) that may be issued as dividends in respect of the Series A Preferred Stock and (iii) issuable upon exercise of the Transaction Warrants, and (B) the issuance of the additional shares of our common stock upon conversion of the New Notes as a result of the reduced conversion rate under the New Notes and the shares of our common stock that may be issuable as payment-in-kind interest under the New Notes (Nasdaq Issuance Proposal);

2.
To approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares to 151,500,000 shares, consisting of 150,000,000 shares of our common stock and 1,500,000 shares of our preferred stock (Authorized Share Increase Proposal);

3.
To approve an amendment of the ProSomnus, Inc. 2022 Equity Incentive Plan (the “Plan”) to increase the number of shares of our common stock available thereunder by 3,588,717 shares (Equity Pool Increase Proposal); and

4.
To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on October 20, 2023 (the “Record Date”). For purposes of the Nasdaq Issuance Proposal, the Authorized Share Increase Proposal and the Equity Pool Increase Proposal, the holders of shares of our common stock outstanding as of the Record Date and the holders of shares of our Series A Preferred Stock outstanding as of the Record Date, with such holders entitled to the whole number of votes equal to the number of shares of our common stock into which such holders’ Series A Preferred Stock would be convertible on the Record Date, voting together as a single class, will be asked to consider and vote on such proposals. In order to satisfy Nasdaq Listing Rule 5635, we will not treat the Nasdaq Issuance

ii

Proposal as having passed unless it is approved by a majority of the votes cast affirmatively or negatively by the holders of shares of our common stock, excluding shares of our common stock acquired upon conversion of our Series A Preferred Stock, outstanding as of the Record Date.
Whether or not you expect to be present in person at the meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.
By order of the Board of Directors,

Laing Rikkers Executive Chair
Pleasanton, California November 15, 2023
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

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PROSOMNUS, INC.
5675 Gibraltar Drive
Pleasanton, CA 94588
PROXY STATEMENT
2023 Special Meeting of Stockholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of ProSomnus, Inc. (the “Company,” “we,” “us” or “our”) for use at our 2023 Special Meeting of Stockholders to be held on December 6, 2023, at 10:00 a.m., Pacific Time, at our headquarters at 5675 Gibraltar Drive, Pleasanton, CA 94588, and at any adjournments and postponements thereof (the “Special Meeting”). The Notice of Special Meeting, this proxy statement, the accompanying proxy card, and the Company’s periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”) that are incorporated by reference in this proxy statement are first being sent to stockholders on or about November 15, 2023.
We encourage you to vote your shares, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail or internet, as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Stockholders.
Your vote is important. Whether or not you plan to attend the Special Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form, so that your shares will be represented at the Special Meeting.
Important notice regarding the availability of proxy materials for the Special Stockholder Meeting to be held on December 6, 2023:
The Notice of Special Meeting, this proxy statement, the proxy card, and our periodic reports filed under the Exchange Act that are incorporated by reference in this Proxy Statement are available at the following internet address: https://investors.prosomnus.com/. Information contained on, or that can be accessed through, the websites referenced in this proxy statement are not a part of, and are not incorporated into, this proxy statement.

INFORMATION ABOUT THE MEETING
When is the Special Meeting?
The Special Meeting will be held on December 6, 2023, at 10:00 a.m., Pacific Time.
Where will the Special Meeting be held?
The Special Meeting will be held at our headquarters at 5675 Gibraltar Drive, Pleasanton, CA 94588.
What items will be voted on at the Special Meeting?
On September 20, 2023, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (each, an “Investor” and collectively, the “Investors”). Pursuant to the Securities Purchase Agreement, we issued to the Investors (i) an aggregate of 10,426 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), (ii) $3,391,961 in aggregate principal amount of our Senior Secured Convertible Exchange Notes due December 6, 2025 (the “Senior Exchange Notes”) in exchange for $3,391,961 principal amount of our Senior Secured Convertible Notes due December 6, 2025 (the “Existing Senior Notes”), with the Senior Exchange Notes having a reduced conversion rate upon the Company obtaining stockholder approval, (iii) $12,137,889 in aggregate principal amount of our Subordinated Secured Convertible Exchange Notes due April 6, 2026 (the “Subordinated Exchange Notes” and, together with the Senior Exchange Notes, the “New Notes”), which amount included $58,720 of accrued and unpaid paid-in-kind interest on our Subordinated Secured Convertible Notes due April 6, 2026 (the “Existing Subordinated Notes” and, together with the Existing Senior Notes, the “Existing Notes”), in exchange for $12,079,169 principal amount of the Existing Subordinated Notes, with the Subordinated Exchange Notes having a reduced conversion rate upon the Company obtaining stockholder approval, and (iv) warrants to purchase an aggregate of 5,154,524 shares of our common stock at an exercise price of $1.00 per share (the “Transaction Warrants”).
The Investors included, among others, certain members of our Board of Directors and certain of our executive officers, as well as affiliates and investment vehicles for such persons, who collectively purchased an aggregate of 3,300 shares of Series A Preferred Stock and Transaction Warrants to purchase 2,228,484 shares of our common stock and exchanged for $3,256,549 in aggregate principal amount of the New Notes.
There are three matters scheduled for a vote:
1.
To approve, for purposes of complying with Nasdaq Listing Rule 5635, (A) the issuance of the shares of our common stock (i) issuable upon conversion of the Series A Preferred Stock, (ii) that may be issued as dividends in respect of the Series A Preferred Stock and (iii) issuable upon exercise of the Transaction Warrants, and (B) the issuance of the additional shares of our common stock upon conversion of the New Notes as a result of the reduced conversion rate under the New Notes and the shares of our common stock that may be issuable as payment-in-kind interest under the New Notes (such shares of common stock contemplated by (A) and (B) together, the “Preferred Financing Shares”) (“Nasdaq Issuance Proposal”);

2.
To approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares to 151,500,000 shares, consisting of 150,000,000 shares of our common stock and 1,500,000 shares of our preferred stock (“Authorized Share Increase Proposal”);

3.
To approve an amendment of the ProSomnus, Inc. 2022 Equity Incentive Plan (the “Plan”) to increase the number of shares of our common stock available thereunder by 3,588,717 shares (“Equity Pool Increase Proposal”); and

4.
To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Special Meeting.

What are the recommendations of the Board of Directors?
Our Board of Directors recommends that you vote:
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“FOR” the Nasdaq Issuance Proposal;

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“FOR” the Authorized Share Increase Proposal; and

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“FOR” the Equity Pool Increase Proposal;

Will the Company’s directors be in attendance at the Special Meeting?
The Company encourages, but does not require, its directors to attend meetings of stockholders.
INFORMATION ABOUT VOTING
Who is entitled to vote at the Special Meeting?
Only stockholders of record at the close of business on October 20, 2023 (the “Record Date”) are entitled to receive Notice of the Special Meeting.
For purposes of the Nasdaq Issuance Proposal, the Authorized Share Increase Proposal and the Equity Pool Increase Proposal, the holders of shares of our common stock outstanding as of the Record Date and the holders of shares of our Series A Preferred Stock outstanding as of the Record Date, with such holders entitled to the whole number of votes equal to the number of shares of our common stock into which such holder’s Series A Preferred Stock would be convertible as of the Record Date, voting together as a single class, will be asked to consider and vote on such proposals. In order to satisfy Nasdaq Listing Rule 5635, we will not treat the Nasdaq Issuance Proposal as having passed unless it is approved by a majority of the votes cast affirmatively or negatively by the holders of shares of our common stock, excluding shares of our common stock acquired upon conversion of our Series A Preferred Stock, outstanding as of the Record Date.
As of the Record Date, we had 16,398,599 shares of common stock outstanding and the outstanding shares of Series A Preferred Stock were convertible into an aggregate of 3,249,480 shares of our common stock.
How do I vote?
For each of the proposals to be voted on, you may vote “FOR” or “AGAINST,” or abstain from voting altogether. The procedures for voting are:
Stockholders of Record: Shares Registered in Your Name.   If on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. If you are a stockholder of record, you may vote in person at the Special Meeting or vote by giving us your proxy in the manners described below. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy or have otherwise given your proxy authorization.
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You may vote via the Internet.   To vote via the Internet prior to the Special Meeting, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted. If you vote via the Internet prior to the Special Meeting, you do not need to return a proxy card by mail.

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You may vote by telephone.   To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

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You may vote by mail.   To vote by mail, you need to complete, date and sign your proxy card (if you received printed proxy materials) and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than December 5, 2023. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Special Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

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You may vote in person during the Special Meeting.   If you plan to attend the Special Meeting in person, you may vote during the meeting. Please have your Notice or proxy card in hand when you attend the Special Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
For purposes of the Nasdaq Issuance Proposal, the Authorized Share Increase Proposal and the Equity Pool Increase Proposal, each holder of shares of our common stock has one vote for each share of common stock for which they hold as of the Record Date, and each holder of shares of our Series A Preferred Stock has one vote for each share of common stock into which Series A Preferred Stock held by such holders as of the Record Date would be convertible as of the Record Date. In order to satisfy Nasdaq Listing Rule 5635, we will not treat the Nasdaq Issuance Proposal as having passed unless it is approved by a majority of the votes cast affirmatively or negatively by the holders of shares of our common stock, excluding shares of our common stock acquired upon conversion of our Series A Preferred Stock, outstanding as of the Record Date.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all your shares are voted.
What if I return a proxy card but do not make specific choices?
If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. The Board of Directors’ recommendations can be found with the description of each proposal in this proxy statement.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.
Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
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You may change your vote using the same method that you first used to vote your shares;

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You may send a written notice that you are revoking your proxy to 5675 Gibraltar Drive, Pleasanton, CA 94588, Attention: Brian Dow, Chief Financial Officer; or

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You may attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR,” “AGAINST,” “ABSTAIN” and “BROKER NON-VOTES” for each proposal. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Each of the Nasdaq Issuance Proposal and the Equity Pool Increase Proposal is a non-routine proposal. Since these two proposals are not routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions. The Authorized Share Increase Proposal is a routine proposal. In the absence of timely directions, your broker or nominee will generally have discretion to vote your shares on this proposal.
Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting.
How many votes are needed to approve each proposal?
The Nasdaq Issuance Proposal must be approved by a majority of the votes cast affirmatively or negatively on such matter and, in order to satisfy Nasdaq Listing Rule 5635, we will not treat the Nasdaq Issuance Proposal as having passed unless it is approved by a majority of the votes cast affirmatively or negatively by the holders of shares of our common stock, excluding shares of our common stock acquired upon conversion of our Series A Preferred Stock, outstanding as of the Record Date. Abstentions and broker non-votes will have no effect on the outcome of the Nasdaq Issuance Proposal.
The Authorized Share Increase Proposal requires the affirmative vote of the holders of a majority of the voting power of all of the shares of our capital stock outstanding as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Authorized Share Increase Proposal.
The Equity Pool Increase Proposal must be approved by a majority of the votes cast affirmatively or negatively on such matter by the holders of shares of our capital stock outstanding as of the Record Date, voting together as a single class. Abstentions and broker non-votes will have no effect on the outcome of the Equity Pool Increase Proposal.
How many shares must be present to constitute a quorum for the Special Meeting?
A quorum will be present if the holders of a majority of the voting power of all the shares of stock entitled to vote at the meeting are present in person or represented by proxy at the Special Meeting. On the Record Date, there were 16,398,599 shares of common stock outstanding and entitled to vote at the meeting, with each such share entitling the holder thereof to one vote, and 10,426 shares of Series A Preferred Stock outstanding and entitled to vote at the meeting, which shares were convertible into 3,249,480 shares of common stock and entitled the holders thereof to an equal number of votes as of the Record Date. Thus, the holders of shares of capital stock representing at least 9,768,802 votes must be present in person or represented by proxy at the Special Meeting to have a quorum.
In addition, shares present in person or by proxy, but not voting; shares for which we receive signed proxies, but for which holders have abstained from voting; and shares represented by proxies returned by a bank, broker, or other nominee holding shares will each be counted as present for purposes of determining the presence of a quorum. Whether or not a quorum is present, either the chairperson of the Special Meeting or a majority in voting power of the stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, may adjourn the Special Meeting to another time or place.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Current Report on Form 8-K to publish the final results.
ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the Company’s 2024 Annual Meeting?
We will consider for inclusion in our proxy materials for the 2024 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than December 29, 2023, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals must be sent to our Corporate Secretary at ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588.
Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2024 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than January 26, 2024, and no later than February 25, 2024. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2024 Annual Meeting of Stockholders is more than 30 days before or 60 days after the first anniversary of the date of the 2023 Annual Meeting. In accordance with our bylaws, our chair of the 2024 Annual Meeting of Stockholders may determine, if the facts warrant, that a nomination or business proposal has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
In addition, to comply with Rule 14a-19 of the Exchange Act, stockholders must provide notice of the intent to solicit proxies in support of director nominees (other than our nominees) for the 2024 Annual Meeting of Stockholders by notifying our Corporate Secretary no later than March 26, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws.
Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth information as to the stockholder giving notice, as well as to each individual whom the stockholder proposes to nominate for election or reelection as a director:
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the name, age, business address and residence address of such nominee;

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the principal occupation or employment of the nominee;

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all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the

Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
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a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among the stockholder and beneficial owner, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

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to the extent known, the name and address of any other securityholder of the Company that supports such nominee; and

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with respect to such nominee, a completed and signed questionnaire, representation and agreement as required by our bylaws.

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company may engage a third party proxy solicitor. The proxy solicitor may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to have your vote transmitted to our proxy tabulation firm.
In addition to these written proxy materials, directors, officers and employees of the Company may also solicit proxies in person, by telephone or by other means of communication; however, the directors, officers and employees of the Company will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by any proxy solicitor, directors, officers or employees of the Company.
The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Under this procedure, brokers are permitted to deliver a single copy of our proxy materials that are delivered until such time as one or more of these stockholders notifies their broker that they want to receive separate copies. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Corporate Secretary, ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588, or by calling (844) 537-5337. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, Notice, or annual report to stockholders to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?
If you have any questions about voting your shares or about the Special Meeting, these proxy materials or your ownership of our capital stock, please contact Brian Dow, Chief Financial Officer, 5675 Gibraltar Drive, Pleasanton, CA 94588, Telephone: (844) 537-5337. Additionally, a representative of Marcum LLP is expected to be present at the Special Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

PROPOSAL 1
ISSUANCE OF THE PREFERRED FINANCING SHARES UNDER NASDAQ LISTING RULE 5635
Background
At the Special Meeting, our stockholders are being asked to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of our common stock underlying the Preferred Financing Shares. The Preferred Financing Shares represent an aggregate of 39,065,213 shares of common stock that may be issued, in addition to an indeterminable number of shares of common stock that may be issuable as dividends in respect of the Series A Preferred Stock, with 834,105 shares of common stock being issuable as dividends each year in respect of the 10,426 shares of Series A Preferred Stock outstanding as of the Record Date. Such aggregate number of shares includes an aggregate of 10,426,000 shares of common stock issuable upon conversion of the Series A Preferred Stock, 5,454,524 shares issuable upon exercise of the Transaction Warrants, 14,956,434 additional shares of common stock issuable under the New Notes as a result of the reduced conversion rate under the New Notes and 8,228,255 shares of our common stock that may be issuable as payment-in-kind interest under the New Notes. The key terms of the agreements relating to the Nasdaq Issuance Proposal are summarized below.
Summary of Transactions
On September 20, 2023, we entered into the Securities Purchase Agreement with the Investors named therein. Pursuant to the Securities Purchase Agreement, we issued to the Investors (i) an aggregate of 10,426 shares of our Series A Preferred Stock, (ii) $3,391,961 in aggregate principal amount of our Senior Exchange Notes in exchange for $3,391,961 principal amount of our Existing Senior Notes, with the Senior Exchange Notes having a reduced conversion rate upon the Company obtaining stockholder approval of 1,000 shares of common stock per $1,000 principal amount of the Senior Exchange Notes, (iii) $12,137,889 in aggregate principal amount of our Subordinated Exchange Notes, which amount included $58,720 of accrued and unpaid paid-in-kind interest on our Existing Subordinated Notes, in exchange for $12,079,169 principal amount of the Existing Subordinated Notes, with the Subordinated Exchange Notes having a reduced conversion rate upon the Company obtaining stockholder approval of 1,000 shares of common stock per $1,000 principal amount of the Subordinated Exchange Notes, and (iv) Transaction Warrants to purchase an aggregate of 5,154,524 shares of our common stock at an exercise price of $1.00 per share.
The Investors included, among others, certain members of our Board of Directors and certain of our executive officers, as well as affiliates and investment vehicles for such persons, who collectively purchased an aggregate of 3,300 shares of Series A Preferred Stock and Transaction Warrants to purchase 2,228,484 shares of our common stock and exchanged for $3,256,549 in aggregate principal amount of the New Notes.
Notwithstanding the foregoing, prior to us obtaining this stockholder approval, each holder may only convert their shares of Series A Preferred Stock into a number of shares of common stock equal to 19.95% of the number of outstanding shares of our common stock immediately prior to the entrance into the Securities Purchase Agreement.
Pursuant to the Securities Purchase Agreement, we have agreed to hold a meeting of stockholders on or before the 90th calendar day following the date of entry into the Securities Purchase Agreement, for the purpose of obtaining the stockholder approval to ratify and approve the issuance of shares of our common stock underlying the Preferred Financing Shares. The Special Meeting is being called in satisfaction of such obligation.
In connection with the execution of the Securities Purchase Agreement, we entered into certain Voting Support Agreements (the “Voting Support Agreement”) with certain stockholders (the “Supporting Stockholders”). The Voting Support Agreement provides, among other things, that the Supporting Stockholders shall, with respect to the outstanding shares of our common stock beneficially owned by such Supporting Stockholder as of the Record Date (the “Covered Shares”), (a) if and when a stockholder meeting is held, including the Special Meeting, appear at such meeting (and at every adjournment or postponement thereof) or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, (b) vote, or cause to be voted (including via proxy), at such meeting all of the

Covered Shares beneficially owned as of the record date for such meeting to approve any matters necessary or reasonably requested by us for consummation of the transactions contemplated by the Securities Purchase Agreement and the exchange agreements entered into in connection with the issuance of the New Notes and facilitate our issuance of the Preferred Financing Shares that may be deemed to be equity compensation under the Nasdaq Rules and (c) revoke or cause the holder(s) of record of any Covered Shares to revoke any and all previous proxies granted with respect to the Covered Shares. The Covered Shares represent a majority of the outstanding common stock able to vote on the Nasdaq Issuance Proposal.
Reasons for Requesting Stockholder Approval
Our common stock is listed on the Nasdaq Global Market and, as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d):
•
Nasdaq Listing Rule 5635(b).   Under Nasdaq Listing Rule 5635(b), prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Currently, the Securities Purchase Agreement contains a provision that each holder may only convert their shares of Series A Preferred Stock into a number of shares of common stock equal to 19.95% of the number of outstanding shares of our common stock immediately prior to the entrance into the Securities Purchase Agreement, and accordingly their beneficial ownership cannot exceed that percentage (the “Exchange Cap”), unless we obtain stockholder approval to do so. Furthermore, the Transaction Warrants are not exercisable for shares of our common stock, and the New Notes are not convertible at the reduced conversion rate, until we have obtained this stockholder approval. In order for the Preferred Financing Shares to be fully issuable, stockholder approval is required because, for purposes of the Nasdaq Listing Rule 5635(b), the resulting ownership of our common stock could potentially represent approximately 70.4% of all of our outstanding shares of common stock as of the Record Date assuming all such shares of our common stock are issued and we pay dividends on the Series A Preferred Stock for three years.

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Nasdaq Listing Rule 5635(c).   Under Nasdaq Listing Rule 5635(c), prior stockholder approval is required for the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants of the Company. The issuance of shares of our common stock underlying the Preferred Financing Shares may result in shares of our common stock being issuable to Brian Dow and Leonard Liptak, executive officers of the Company, and Laing Rikkers, a member of the Board of Directors, and certain of their affiliates and investment vehicles, upon conversion of their Series A Preferred Stock and Transaction Warrants, at a price which may be deemed to be below the fair market value of our common stock at the time we sold our Series A Preferred Stock and Transaction Warrants to these holders (as described above). Thus, the issuance of such shares of common stock may be considered “equity compensation” under Nasdaq Listing Rule 5635(c). By approving the Nasdaq Issuance Proposal, you are approving the proposal for purposes of the requirements under Nasdaq Listing Rule 5635(c), which may result in Messrs. Dow and Liptak and Ms. Rikkers, or one of their affiliates, acquiring shares of our common stock at a price of less than fair market value. Prior to obtaining stockholder approval, Messrs. Dow and Liptak and Ms. Rikkers have agreed to not convert their shares of Series A Preferred Stock into shares of common stock. In order for shares of common stock to be fully issued as contemplated by Securities Purchase Agreement, stockholder approval is required because, for purposes of the Nasdaq Listing Rule 5635(c), the issuance of common stock underlying the Preferred Financing Shares could result in shares of our common stock being issuable to Messrs. Dow and Liptak and Ms. Rikkers, and certain of their affiliates and investment vehicles, upon conversion of their Series A Preferred Stock and Transaction Warrants.

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Nasdaq Listing Rule 5635(d).   Under Nasdaq Listing Rule 5635(d), prior stockholder approval is required for the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by a listed company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. To issue securities that equal more than 19.99% of the shares of our common stock, we must obtain stockholder approval to issue such incremental shares of common stock. As such, to be able to issue all the Preferred Financing Shares, and to fulfill our obligations under the Securities Purchase Agreement, we are seeking stockholder approval to issue more than 3,255,995 of our outstanding shares of common stock, which number represents the number of shares of common stock outstanding immediately prior to the entrance into the Securities Purchase Agreement.
Potential Effects of the Proposal
The Preferred Financing Shares, if issued, would have the same rights and privileges as the shares of our currently authorized common stock. The issuance of such shares will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our common stock or in greater price volatility. If our stockholders approve the Nasdaq Issuance Proposal, the Preferred Financing Shares, if issued, would constitute more than 19.99% of our outstanding shares of common stock.
If our stockholders do not approve the Nasdaq Issuance Proposal at the Special Meeting, the limitation on converting or exercising the Series A Preferred Stock, the New Notes, and the Transaction Warrants will remain in effect and neither us nor the holders of such securities shall be entitled to convert or exercise such securities into or for shares of common stock other than as allowable under the Certificate of Designations for the Series A Preferred Stock. Your approval of the Nasdaq Issuance Proposal will assist us in meeting our obligations under the Securities Purchase Agreement.
In approving the issuance of the Preferred Financing Shares, our Board of Directors unanimously believed it was in the best interests of the Company and our stockholders to allow for the issuance of shares of our common stock in excess of 20% of our issued and outstanding common stock on immediately prior to the execution of the Securities Purchase Agreement.
Vote Required
The approval of, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of our common stock underlying our Preferred Financing Shares must be approved by a majority of the votes cast affirmatively or negatively on such matter. In order to satisfy Nasdaq Listing Rule 5635, we will not treat the Nasdaq Issuance Proposal as having passed unless it is approved by a majority of the votes cast affirmatively or negatively by the holders of shares of our common stock, excluding shares of our common stock acquired upon conversion of our Series A Preferred Stock, outstanding as of the Record Date. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS THAT OUR HOLDERS OF COMMON STOCK VOTE “FOR” THE NASDAQ ISSUANCE PROPOSAL TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, THE ISSUANCE OF THE PREFERRED FINANCING SHARES.

PROPOSAL 2
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION
Overview
At the Special Meeting, our stockholders are being asked to approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares to 151,500,000 shares, consisting of 150,000,000 shares of our common stock and 1,500,000 shares of our preferred stock (the “Charter Amendment”).
The complete text of the proposed form of Charter Amendment is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. If this proposal is approved, the Charter Amendment will become effective upon filing with the Secretary of State of Delaware, which is expected to occur promptly following the stockholder vote. The additional authorized shares of our common stock may then be issued at the discretion of our board of directors without further stockholder action, except as may be required by the law or the listing standards of Nasdaq.
Stockholders will be asked at the Special Meeting to approve the following resolution pursuant to this Authorized Share Increase Proposal:
RESOLVED, that the stockholders of ProSomnus, Inc. (the “Company”) hereby approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 100,000,000 to 150,000,000 and the number of authorized shares of the Company’s Preferred Stock from 1,000,000 to 1,500,000, as set forth in the form of Charter Amendment, attached as Appendix A to the Company’s definitive proxy statement for the 2023 special meeting of stockholders.
Background of Proposal
Our board of directors has approved, and recommends that our stockholders approve, the Charter Amendment to increase the number of authorized shares of our “Common Stock” from 100,000,000 to 150,000,000 and the number of authorized shares of our “Preferred Stock” from 1,000,000 to 1,500,000. As of the Record Date, 100,000,000 shares of our common stock were authorized under our amended and restated certificate of incorporation, with 16,398,599 shares of our common stock issued and outstanding, and 1,000,000 shares of our preferred stock were authorized under our amended and restated certificate of incorporation, with 10,426 shares of our preferred stock issued and outstanding, comprised entirely of shares of our Series A Preferred Stock.
Our board of directors approved the Charter Amendment to provide the Company with additional capacity to issue capital stock after giving effect to securities issued under the Securities Purchase Agreement and the common stock issuable upon conversion or exercise of such securities. The increase in authorized shares gives us greater flexibility in considering and planning for future business needs and pursuing our strategic goals.
The additional shares of common stock and preferred stock will be available for issuance by our Board of Directors for various general corporate purposes, including but not limited to, financings and other raises of capital, stock dividends or stock splits, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, as well as other general corporate transactions. If the approval of an increase in the number of authorized shares of our common stock and preferred stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet the objectives set forth above.
The Charter Amendment does not change the terms of our common stock or preferred stock now authorized and outstanding and the additional shares of common stock to be authorized will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The Charter Amendment will not affect the rights of the holders of our currently outstanding common stock or preferred stock, except for incidental effects that would only occur as a result of increasing the number of shares of our common stock and preferred stock outstanding, such as dilution of the ownership rights of current holders of common stock and preferred stock.
Potential Anti-takeover Effects of Increase in Authorized Common and Preferred Stock
In addition to the more traditional uses described above, we could issue shares of our common or preferred stock as a defense against efforts to obtain control of the Company. Our Board of Directors does not intend or view the increase in authorized shares of common or preferred stock as an anti-takeover measure, nor are we aware of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.
Vote Required
The approval of the amendment to our amended and restated certificate of incorporation to increase the number of authorized shares to 151,500,000 shares, consisting of 150,000,000 shares of our common stock and 1,500,000 shares of our preferred stock requires the affirmative vote of a majority of the voting power of all of the shares of our common stock outstanding as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote AGAINST the Authorized Share Increase Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 151,500,000, CONSISTING OF 150,000,000 SHARES OF OUR COMMON STOCK AND 1,500,000 OF OUR PREFERRED STOCK.

PROPOSAL 3
AMENDMENT OF THE PROSOMNUS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE
THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE THEREUNDER BY 3,588,717
SHARES
At the Special Meeting, our stockholders are being asked to approve an amendment of the Plan to increase the number of shares of our common stock available thereunder by 3,588,717 shares because we have insufficient shares available to continue to make equity grants, which we believe are necessary to be able to recruit new employees and continue to provide long-term incentives to existing employees, consultants and directors.
Approval of the additional shares under the Plan will allow us to continue to provide incentives to attract, retain and motivate eligible persons whose presence and potential contributions are important to our success by offering them an opportunity to participate in our future performance. We believe that the amendment of the Plan is in the best interests of the Company because of the continuing need to provide stock options and other equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. In addition, equity awards granted to employees under the Plan will provide our eligible employees with an opportunity to acquire or increase their ownership stake in the Company, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees to work hard for our future growth and success.
We firmly believe that a broad-based equity program is a necessary and powerful employee incentive and retention tool that benefits all of our stockholders. Equity ownership programs put employees’ interests directly into alignment with those of other stockholders, as they reward employees based upon stock price performance. Without the ability to grant market-based equity incentives to our employees, we believe we would be at a disadvantage against other companies — both competitors in our commercial market, and those companies with whom we compete for talent — to provide the total compensation packages necessary to attract, retain and motivate the employee talent critical to our future success. Without equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future growth and success. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development of new and existing products, cause a loss of motivation by employees to achieve superior performance over the longer term, and reduce the incentive of employees to remain employed with us during the equity award vesting period.
If the Company’s stockholders do not approve the amendment to the Plan, then the current share limit will continue in effect, and we will continue to make awards, subject to such share limit. However, the Company’s plans to operate its business could be adversely affected as reduced equity awards could increase employee turnover, make it more difficult to motivate and retain existing employees, make us less competitive in hiring new talent into the Company to grow our business. Additionally, as a consequence, we may need to increase the cash-based compensation incentives in hiring and retaining top talent, which could adversely impact our financial results of operations, cash flows and balance sheet.
Our directors and named executive officers have an interest in this proposal as they are eligible to receive equity awards under the Plan.
Considerations of the Board of Directors in Determining the Number of Shares to be Added
In determining the number of shares to be added under the Plan, the Board of Directors considered a number of factors, including the following:
Historical Equity Awards Data as of the Record Date (October 20, 2023)
As of October 20, 2023 we had 1,523,957 outstanding stock options with a weighted average exercise price of $4.79 per share and a weighted average remaining contractual term of 9.37 years and restricted stock unit (“RSU”) awards relating to 736,250 shares of common stock, all of which remain subject to vesting.

There were 233,101 shares available for grant in the Plan as of October 20, 2023 (excluding the 3,588,717 shares that we are requesting stockholders to approve at the Special Meeting).
Burn Rate and Overhang
The following table summarizes the Company’s gross burn rate between the closing of the Business Combination and the Record Date:
Covered Period	Option Grants	RSU Grants	Shares Outstanding(1)	Burn Rate(2)
December 6, 2022 – October 20, 2023	1,523,957	736,250	16,398,599	13.8%

(1)
Reflects our outstanding shares of common stock as of the Record Date. This does not include the 3,249,480 shares of common stock that the Series A Preferred Stock was convertible into as of such date.

(2)
Burn Rate is calculated by dividing:

a.
The period’s number of shares subject to stock options granted and outstanding RSU grants; divided by

b.
The number of shares outstanding as of the Record Date.

Post-Increase Total Overhang as of Record Date (October 20, 2023)
The following table summarizes, as of October 20, 2023, the Company’s issued and total equity overhang.
	Issued Overhang(1)	Total Overhang(2)
ProSomnus (no additional share authorization)	9.0%	8.2%
ProSomnus (with additional share authorization)	9.0%	22.5%

(1)
Issued overhang is calculated by dividing (a) the number of shares subject to equity awards outstanding at the end of the period by (b) the number of shares outstanding at the end of the period.

(2)
Total overhang is calculated by dividing:

a.
the sum of (x) the number of shares subject equity awards outstanding at the end of the period and (y) the number of shares available for future grant under equity plans;

b.
the number of shares outstanding at the end of the period.

The compensation committee of the Board of Directors (the “Committee”) carefully considers the impact of potential dilution on our stockholders from equity-based awards, as well as the ability to maintain an equity incentive plan that can attract and retain employee talent, while keeping the rate of dilution low. After carefully forecasting our anticipated growth rate for the next few years and considering our historical forfeiture rates, we currently believe that the share reserve, which will include the additional 3,588,717 shares, will be sufficient for us to make anticipated grants of equity incentive awards under our current compensation program for more than two years but likely less than five years. However, a change in business conditions or our strategy, one or more acquisitions, or equity market performance could alter this projection.
What Happens if Stockholders Do Not Approve the Amendment to the Plan
If the Company’s stockholders do not approve the amendment to the Plan, then the current share limit will continue in effect, and we will continue to make awards, subject to such share limit. However, the Company’s plans to operate its business could be adversely affected as reduced equity awards could increase employee turnover, make it more difficult to motivate and retain existing employees and make ProSomnus less competitive in hiring new talent into the Company to grow our business. Additionally, as a consequence, we may need to increase the cash-based compensation incentives in hiring and retaining top talent, which could adversely impact our financial results of operations, cash flows and balance sheet.

In connection with the business combination between Lakeshore Acquisition I Corp., the Company and certain other parties on December 6, 2022 (the “Business Combination”), we adopted the ProSomnus, Inc. 2022 Equity Incentive Plan.
The Plan provides for grants of stock options, stock grants and other stock-based awards. Directors, employees and consultants of ProSomnus and any parent or subsidiaries of ProSomnus (“Affiliates”), are eligible to receive grants under the Plan.
The purpose of the Plan is to encourage ownership of shares by employees and directors of and certain consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate.
Set forth below is a summary of the material terms of the Plan, which is qualified in its entirety by the text of the Plan. For further information about the Plan, we refer you to the complete copy of the Plan.
Summary of the Material Features of the 2022 Equity Incentive Plan
The principal features of the Plan as proposed to be amended are summarized below, but this summary is qualified in its entirety by reference to the full text of the Plan as proposed to be amended, which is attached to this proxy statement as Appendix B.
Eligibility.   The Plan allows for grants, under the direction of the Board of Directors or compensation committee, as the Plan administrator, of stock options, stock grants and other stock-based awards (collectively, “stock rights”) to employees, consultants and directors of the Company and its Affiliates. All employees, directors and consultants of ProSomnus and its Affiliates are eligible to participate in the Plan. As of September 30, 2023, approximately (i) 140 employees (including officers), (ii) five non-employee directors, and (iii) three consultants were eligible to receive awards under the 2022 Plan.
Shares Available for Issuance.   Subject the Plan’s share adjustment provisions, the Plan provides for the issuance of up to 2,411,283 shares of ProSomnus common stock, of which 233,101 shares remained available for future awards. Upon stockholder approval of the amendment to the Plan at the Special Meeting, a total of 6,000,000 shares will be authorized for issuance under the amended Plan, of which 3,821,818 shares will be available for future awards.
The Plan also provides for an automatic annual increase on the first day of each fiscal year during the period beginning with fiscal year 2023 and ending on the second day of fiscal year 2032, equal to the lesser of (a) 4% of the number of outstanding shares of ProSomnus common stock on such date, and (b) an amount determined by the Plan administrator.
If a stock option under the Plan ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company reacquires (at not more than its original issuance price) any shares issued pursuant to a stock grant or stock-based award, or if any stock right expires or is forfeited, cancelled, or otherwise terminated or results in any shares not being issued, the unissued or reacquired shares which were subject to such stock right will again be available for issuance from time to time pursuant to the Plan; provided, however, that the number of shares underlying any awards under the Plan that are retained or repurchased on the exercise of a stock option or the vesting or issuance of any stock right to cover the exercise price and/or tax withholding required by the Company in connection with vesting will not be added back to the shares available for issuance under the Plan; and provided, further that, in the case of incentive stock options under Section 422 of the Code (“ISOs”), the foregoing will be subject to any limitations under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, any shares repurchased using exercise price proceeds will not be available for issuance under the Plan.
The maximum number of shares available for grant under the Plan as ISOs will be equal to 250,000,000. The limits set forth in the Plan will be construed to comply with the applicable requirements of Section 422 of the Code.
In no event will the aggregate grant date fair value (determined in accordance with ASC 718) of stock rights to be granted and any other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors.
Stock Options.   Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or nonstatutory stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of ProSomnus and its Affiliates, and the aggregate fair market value of a share of ProSomnus common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Nonstatutory stock options may be granted to employees, directors and consultants of ProSomnus and its Affiliates. The exercise price of a stock option shall be determined by the administrator, but may not be less than 100% of the fair market value of ProSomnus common stock on the date of grant, and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of ProSomnus capital stock, the exercise price may not be less than 110% of the fair market value of the ProSomnus common stock on the date of grant and the term of the option may not be longer than five years.
Each stock option shall be set forth in an option agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the participant. The Plan administrator may provide that stock options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Plan administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of the Plan or any amendments thereto.
Except in connection with a corporate transaction involving the Company or as otherwise contemplated by the share adjustment provisions of the Plan, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding stock options to reduce the exercise price of such stock options, (ii) cancel outstanding stock options in exchange for stock options that have an exercise price that is less than the exercise price value of the original stock options, or (iii) cancel outstanding stock options that have an exercise price greater than the fair market value of a share of Company common stock on the date of such cancellation in exchange for cash or other consideration.
Exercise of Options and Issue of Shares.   A stock option (or any part or installment thereof) granted under the Plan shall be exercised by the applicable participant giving written notice to the Company or its designee (in a form acceptable to the Plan administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with the terms of the Plan for the shares as to which the stock option is being exercised, and upon compliance with any other condition(s) set forth in the applicable option agreement. Such notice will be signed by the person exercising the stock option (which signature may be provided electronically in a form acceptable to the Plan administrator), will state the number of shares with respect to which the stock option is being exercised and will contain any representation required by the Plan or the applicable option agreement. Payment of the exercise price for the shares as to which such stock option is being exercised will be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Plan administrator, through delivery of shares of common stock held for at least six months (if required to avoid negative accounting treatment) having a fair market value equal as of the date of the exercise to the aggregate cash exercise price for the number of shares as to which the stock option is being exercised; or (c) at the discretion of the Plan administrator, by having the Company retain from the shares otherwise issuable upon exercise of the stock option, a number of shares having a fair market value equal as of the date of exercise to the aggregate exercise price for the number of shares as to which the stock option is being exercised; or (d) at the discretion of the Plan administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Plan administrator; or (e) at the discretion of the Plan administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Plan administrator, by payment of such other lawful consideration as the Plan administrator may determine. Notwithstanding the foregoing, the Plan administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.
The Company will reasonably promptly deliver the shares as to which a stock option was exercised to the participant (or to the participant’s survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the shares may be delayed by the Company if the Plan administrator determines it is necessary to comply with any law or regulation

(including, without limitation, federal securities laws) that requires the Company to take any action with respect to the shares prior to their issuance. The shares will, upon delivery, be fully paid, non-assessable shares.
In general, after the termination of service of a participant, the participant may exercise the participant’s stock option, to the extent vested, for the period of time stated in the participant’s option agreement. Except as otherwise provided in a participant’s option agreement, all outstanding and unexercised stock options as of the time the participant is notified his or her service is terminated for cause will immediately be forfeited.
If a participant’s termination of service is due to the participant’s death or disability, the participant (or the participant’s survivors, as applicable) may exercise the stock option to the extent that the stock option has become exercisable but has not been exercised on the date of death or disability, and in the event rights to exercise the stock option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the participant not died or become disabled. The proration will be based upon the number of days accrued in the current vesting period prior to the participant’s date of death.
Stock Grants.   Each stock grant to a participant will state the principal terms in an agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the participant. Each agreement will state the purchase price per share, if any, of the shares of Company common stock covered by each stock grant, which purchase price will be determined by the Plan administrator on the date of the grant of the stock grant. Each agreement will include the terms of any right of the Company to restrict or reacquire the shares subject to the stock grant, including the time period or attainment of performance goals or such other performance criteria upon which such rights will accrue and the purchase price therefor, if any. Dividends (other than stock dividends to be issued pursuant to the share adjustment provisions of the Plan) may accrue but will not be paid prior to the time, and may be paid only to the extent that, the restrictions or rights to reacquire the shares subject to the stock grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.
Other Stock-Based Awards.   The Plan administrator will have the right to grant other stock-based awards based upon the Company’s common stock having such terms and conditions as the Plan administrator may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into shares and the grant of stock appreciation rights (“SARs”), phantom stock awards or stock units. The principal terms of each stock-based award shall be set forth in an agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the participant. The agreement will be in a form approved by the Plan administrator and will contain terms and conditions which the Plan administrator determines to be appropriate and in the best interest of the Company. Each agreement will include the terms of any right of the Company including the right to terminate the stock-based award without the issuance of shares, the terms of any vesting conditions, performance goals or events upon which shares will be issued, provided that dividends (other than stock dividends to be issued pursuant to the share adjustment provisions of the Plan) or dividend equivalents may accrue but will not be paid prior to and may be paid only to the extent that the shares subject to the stock-based award vest. Under no circumstances may the agreement covering SARs (a) have an exercise or base price (per share) that is less than the fair market value per share of Company common stock on the date of grant or (b) expire more than ten years following the date of grant.
Except as otherwise provided in a participant’s agreement, all shares subject to any stock grant or stock-based award that remain subject to forfeiture provisions or as to which the Company has a repurchase right will be immediately forfeited to the Company as of the time the participant is notified his or her service is terminated for cause.
Additional Terms Applying to Stock Grants and Stock-Based Awards.   Any stock grant or stock-based award requiring payment of a purchase price for the shares as to which such stock grant or stock-based award is being granted will be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Plan administrator, through delivery of shares of common stock held for at least six months (if required to avoid negative accounting treatment) and having a fair market value equal as of the date of payment to the purchase price of the stock grant or stock-based award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the participant for the purpose of enabling or assisting the participant to effect such purchase; (d) at the discretion of the Plan administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Plan administrator, by payment of such other lawful consideration as the Plan administrator may determine.
The Company will, when required by the applicable agreement, reasonably promptly deliver the shares as to which such stock grant or stock-based award was made to the participant (or to the participant’s survivors, as the case may be), subject to any escrow provision set forth in the applicable agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the shares may be delayed by the Company if the Plan administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the shares prior to their issuance.
If a participant’s termination of service is for cause, all shares subject to any stock grant or stock-based award that remain subject to forfeiture provisions or as to which the Company has a repurchase right will be immediately forfeited to the Company as of the time the participant is notified his or her service is terminated for cause.
If a participant’s termination of service is due to the participant’s death or disability, to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they will be exercisable, provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights will lapse to the extent of a pro rata portion of the shares subject to such stock grant or stock-based award through the date of death as would have lapsed had the participant not died. The proration will be based upon the number of days accrued prior to the participant’s date of death.
Performance-Based Awards.   The committee delegated authority by the Board of Directors under the Plan, if any (the “Committee”), will determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, to so certify and ascertain the amount of the applicable performance-based award. No performance-based awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a performance-based award determined by the Committee for a performance period will be paid to the participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to the share adjustment provisions of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of shares earned in respect of such performance-based award.
Plan Administration.   The Plan administrator will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee will be the Plan administrator. Subject to the provisions of the Plan, the Plan administrator is authorized to: (i) interpret the provisions of the Plan and all stock rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan, (ii) determine which employees, directors and consultants shall be granted stock rights, (iii) determine the number of shares for which a stock right or stock rights shall be granted, provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of stock rights to be granted and any other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors, (iv) specify the terms and conditions upon which a stock right or stock rights may be granted provided that no dividends or dividend equivalents shall be paid on any stock right prior to the vesting of the underlying shares, (v) amend any term or condition of any outstanding stock right, provided that (a) such term or condition as amended is not prohibited by the Plan and (b) any such amendment shall not impair the rights of a participant under any stock right previously granted without such participant’s consent or in the event of death of the participant the participant’s survivors, (vi) determine and make any adjustments in the performance goals included in any performance-based awards, and (vii) adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to stock rights or shares issuable pursuant to a stock right.

Subject to the foregoing, the interpretation and construction by the Plan administrator of any provisions of the Plan or of any stock right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Plan administrator is the Committee. In addition, if the Plan administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee will be authorized to grant a stock right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
Share Adjustments.   If (1) the shares of the Company’s common stock are subdivided or combined into a greater or smaller number of shares or if the Company issues any shares of its common stock as a stock dividend on its outstanding common stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of common stock, each stock right and the number of shares of common stock deliverable thereunder will be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the performance goals applicable to outstanding performance-based awards to reflect such events. The number of shares subject to the limitations in the Plan’s share reserve, automatic annual increase, incentive stock option, and non-employee director grant provisions will also be proportionately adjusted upon the occurrence of such events.
The Plan administrator may also make adjustments of the type described in the preceding paragraph to take into account distributions to stockholders other than those provided for in the corporate transaction provisions of the Plan, or any other event, if the Plan administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any award, having due regard for the qualification of ISOs under Section 422 of the Code, the requirements of Section 409A of the Code, to the extent applicable.
In the event of a recapitalization or reorganization of the Company other than a corporate transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of the Company’s common stock, a participant upon exercising a stock option or accepting a stock grant after the recapitalization or reorganization will be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such stock option had been exercised or stock grant accepted prior to such recapitalization or reorganization.
Upon the happening of any of the events described in the Plan’s share adjustments or corporate transaction provisions, any outstanding stock-based award will be appropriately adjusted to reflect the events described in such provisions. The Plan administrator or the Successor Board (as defined below) will determine the specific adjustments to be made under the Plan’s share adjustment or corporate transaction provisions, including, but not limited to the effect of any, corporate transaction and, subject to the Plan’s administration provisions, its determination shall be conclusive.
Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a corporate transaction, the Plan administrator or the board of directors of any entity assuming the obligations of the Company pursuant to the Plan (the “Successor Board”), may, as to outstanding stock options, take any of the following actions: (i) make appropriate provision for the continuation of such stock options by substituting on an equitable basis for the shares then subject to such stock options either the consideration payable with respect to the outstanding shares of common stock in connection with the corporate transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the participants, provide that such stock options must be exercised (either (a) to the extent then exercisable or (b) at the discretion of the Plan administrator, any such stock options being made partially or fully exercisable for purposes of the Plan’s corporate transaction provision), within a specified number of days of the date of such notice, at the end of which period such stock options which have not been exercised shall terminate; or (iii) terminate such stock options in exchange for payment of an amount equal to the consideration payable upon consummation of such corporate transaction to a holder of the number of shares of common stock into which such stock option would have been exercisable (either (a) to the extent then exercisable or, (b) at the discretion of the Plan administrator, any such stock options being made partially or fully exercisable for purposes of the Plan’s corporate transaction provisions) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to (iii) above, in the case of a corporate transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash will be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of a stock option or portion thereof is equal to or greater than the fair market value of one share of common stock, such stock option may be cancelled with no payment due hereunder or otherwise in respect thereof.
With respect to outstanding stock grants or stock-based awards, the Plan administrator or the Successor Board, will make appropriate provision for the continuation of such stock grants or stock-based awards on the same terms and conditions by substituting on an equitable basis for the shares then subject to such stock grants or stock-based awards either the consideration payable with respect to the outstanding shares of common stock in connection with the corporate transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any corporate transaction, the Plan administrator may provide that each outstanding stock grant or stock-based award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such corporate transaction to a holder of the number of shares of common stock comprising such stock grant or sock-based award (to the extent such stock grant or stock-based award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Plan administrator, all forfeiture and repurchase rights being waived). If the purchase or base price of a stock grant or stock-based award or portion thereof is equal to or greater than the fair market value of one share of the Company’s common stock, such stock grant or stock-based award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.
In taking any of the actions with respect to corporate transactions described above, the Plan administrator shall not be obligated by the Plan to treat all stock rights, all stock rights held by a participant, or all stock rights of the same type, identically.
Except as the Plan administrator may otherwise determine, each stock right will automatically terminate (and in the case of outstanding shares of restricted common stock, will automatically be forfeited) immediately upon the consummation of a corporate transaction, other than (i) any award that is assumed, continued or substituted pursuant to the Plan’s corporate transaction provisions, as described above, and (ii) any cash award that by its terms, or as a result of action taken by the Plan administrator, continues following the consummation of the corporate transaction.
Amendment and Termination.   The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Plan administrator; provided that any amendment approved by the Plan administrator which the Plan administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding stock rights granted under the Plan or stock rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a participant, adversely affect his or her rights under a stock right previously granted to such participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such stock right. With the consent of the participant affected, the Plan administrator may amend outstanding agreements in a manner which may be adverse to the participant but which is not inconsistent with the Plan. In the discretion of the Plan administrator, outstanding agreements may be amended by the Plan administrator in a manner which is not adverse to the participant. However, nothing in the Plan’s amendment provisions shall limit the Plan administrator’s authority to take any action permitted pursuant to the Plan’s share adjustment and corporate transaction provisions.
The Plan will terminate on December 2, 2032, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the

Company; provided, however, that any such earlier termination shall not affect any agreements executed prior to the effective date of such termination. Termination of the Plan will not affect any stock rights theretofore granted.
Federal Income Tax Considerations
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the amended 2022 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options:   No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of either of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
Nonstatutory Stock Options:   No taxable income is reportable when a nonstatutory stock option with a per share exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price for those shares. Any taxable income recognized in connection with an option exercise by one of our employees is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.
Stock Appreciation Rights:   With respect to stock-based awards that constitute stock appreciation rights, no taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any taxable income recognized in connection with a stock appreciation right exercise by one of our employees is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.
Other Stock-Based Awards:   A participant generally will not have taxable income at the time a stock-based award of restricted stock, restricted stock units or performance-based awards is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.
Medicare Surtax:   A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2022 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.
Section 409A:   Section 409A of the Code provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the amended 2022 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. Section 409A of the Code also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). For certain individuals who are officers, subject to certain exceptions, Section 409A of the Code requires that distributions in connection with the officer’s separation from service commence no earlier than six months after such officer’s separation from service.
If an award granted under the amended 2022 Plan is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A of the Code fails to comply with Section 409A of the Code’s provisions, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states, such as California, have enacted laws similar to Section 409A of the Code which impose additional taxes, interest and penalties on nonqualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts. In no event will the Company or any of its parents or subsidiaries have any responsibility, obligation, or liability under the terms of the amended 2022 Plan to reimburse, indemnify, or hold harmless a participant or any other person in respect of awards for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A of the Code.
Tax Effects for the Company:   We generally will be entitled to a tax deduction in connection with an award under the amended 2022 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND US WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE AMENDED AND RESTATED PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE
New Plan Benefits
Grants under the amended 2022 Plan will be made at the discretion of the Plan administrator or other delegated persons, and we cannot determine at this time either the persons who will receive awards under the amended 2022 Plan or the amount or types of any such awards. The value of the awards granted under the 2022 Plan will depend on a number of factors, including the fair market value of the ProSomnus common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.
Vote Required
The amendment of the Plan to increase the number of shares of our common stock available thereunder by 3,588,717 shares and remove the provisions providing for annual increases in the shares of our common stock available under the Plan must be approved by a majority of the votes cast affirmatively or negatively on such matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EQUITY POOL INCREASE PROPOSAL TO APPROVE THE AMENDMENT OF THE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE THEREUNDER BY 3,588,717 SHARES

EXECUTIVE COMPENSATION
This section discusses material components of the executive compensation programs for ProSomnus’s executive officers who are named in the “Summary Compensation Table” below. In 2022, ProSomnus’s “named executive officers” and their positions were as follows:
•
Leonard Liptak, Chief Executive Officer;

•
Melinda Hungerman, Chief Financial Officer*;

•
Sung Kim, Chief Technology Officer;

•
Mark Murphy, Chief Growth Officer**.

*
Ms. Hungerman served as Chief Financial Officer until February 28, 2023, and then served as Vice President of Finance until June 22, 2023, at which point her employment was terminated.

**
Mr. Murphy served as Chief Growth Officer until July 28, 2023 and now serves as Lead Faculty.

This discussion may contain forward-looking statements that are based on ProSomnus’s current plans, considerations, expectations, and determinations regarding future compensation programs.
Summary Compensation Table
The following table provides information regarding the compensation of our principal executive officer and each of our other executive officers for the year ending December 31, 2022, together referred to as our named executive officers.
Name and Position	Year	Salary ($)	Option Awards Performance Plan Compensation ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
Leonard Liptak Chief Executive Officer	2022	333,750	480,570	631,597	1,445,917
	2021	316,346	—	150,000	466,346
Melinda Hungerman Chief Financial Officer(3)	2022	170,256	89,035	332,704	591,995
	2021	158,654	—	82,500	241,154
Sung Kim Chief Technology Officer	2022	205,006	108,199	249,625	562,830
	2021	187,885	—	82,500	270,385
Mark Murphy Chief Growth Officer(4)	2022	225,000	62,665	10,201	297,866
	2021	195,000	—	60,000	255,000

(1)
This column reflects the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation — Stock Compensation. These amounts do not reflect the actual economic value that may be realized by the named executive officer. See Note 14 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the assumptions made by us in determining the grant date fair value of the options reported in this column.

(2)
This column reflects the annual bonus earned in the designated year under the Compensation Incentive Plan paid in March of the following year.

(3)
Ms. Hungerman served as Chief Financial Officer until February 28, 2023, and then served as Vice President of Finance until June 22, 2023, at which point her employment was terminated.

(4)
Mr. Murphy served as Chief Growth Officer until July 28, 2023 and now serves as Lead Faculty.

Outstanding Equity Awards at 2022 Year-End
There were no outstanding equity awards held by our named executive officers as of December 31, 2022.

Retirement Plans
ProSomnus currently maintains a 401(k) plan for its employees, including named executives, who satisfy certain eligibility requirements. ProSomnus’s named executives are eligible to participate in its 401(k) plan on the same terms as other eligible employees. ProSomnus believes that providing a 401(k) plan enhances the desirability of its executive compensation package, and further incentivizes its employees, including named executives, to perform.
Employment Agreements
We have entered into employment agreements with Leonard Liptak, Chief Executive Officer; Melinda Hungerman, former Chief Financial Officer; Sung Kim, Chief Technology Officer; and Mark Murphy, former Chief Growth Officer. The executives’ employment agreements provide, or provided, for “at will” employment until terminated by the executive or the Company. Ms. Hungerman served as Chief Financial Officer until February 28, 2023, and then served as Vice President of Finance until June 22, 2023, at which point her employment was terminated. Mr. Murphy served as Chief Growth Officer until July 28, 2023, at which point his employment agreement was modified to reduce his base salary to $150,000 and provide that Mr. Murphy would serve in the non-executive officer role of Lead Faculty.
Mr. Liptak, Ms. Hungerman, Mr. Kim, and Mr. Murphy are, or were, entitled to receive an annual base salary in 2022 of $500,000, $270,000, $300,000, and $195,000 respectively, and performance-based incentive compensation up to 75%, 50%, 50% and 65% of base salary, respectively, at such time and such performance thresholds to be determined from time to time by our Board of Directors. Such incentive compensation may take the form of cash or stock payments. Mr. Liptak, Ms. Hungerman, Mr. Kim and Mr. Murphy were also granted one-time equity grants of 1.7%, 0.5%, 1.7% and 0.3% of our outstanding equity at the time of the closing of our business combination in December 2022, respectively.
Potential Payments upon Termination or Change in Control
The employment agreements with Leonard Liptak, Chief Executive Officer; Melinda Hungerman, former Chief Financial Officer; Sung Kim, Chief Technology Officer; and Mark Murphy, former Chief Growth Officer may be terminated or were terminated: by us upon death or disability, or with or without cause; by the executive with or without good reason; or terminated by mutual agreement. If the employment agreement is terminated by death or disability, we shall pay the executive or his or her estate any accrued salary, unpaid bonus, pro-rata bonus for the current year, and accrued and unused vacation benefits. If the employment agreement is terminated by us for cause, by the executive without good reason, or in mutual agreement, we shall pay the executive any accrued salary, unpaid bonus, pro-rata bonus for the current year, and accrued and unused vacation benefits. If the employment agreement is terminated by us without cause or by the executive for good reason, we shall pay the executive all accrued and unpaid salary, bonus and benefits, plus twelve months’ salary for the Chief Executive Officer, and six months’ salary for the other executives, plus 12 months’ insurance benefit.
The employment agreements also provide the executives with benefits in the event of termination without cause or if the executive resigns for good reason. In such an event, the executives are entitled to receive (i) continuing payments of the executive’s then-current base salary for a period of six to 12 months following termination of employment, less applicable withholdings, (ii) any unpaid or undetermined cash bonus from the prior year plus a portion of the current year cash bonus (iii) accelerated vesting as to all or a portion of the executive’s then outstanding and unvested equity grants, and (iv) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the executive and their respective dependents until the earlier of (A) the executive or their eligible dependents become covered under similar plans, or (B) a period of 12 months.
Equity Compensation Plan Information
The following table provides information, as of December 31, 2022, with respect to shares of our common stock that may be issued, subject to certain vesting requirements, under existing and future awards under our 2022 Equity Incentive Plan.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, Rights and RSUs	Weighted- Average Exercise Price of Outstanding Options, Warrants, Rights and RSUs	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Plan Category
Equity compensation plans approved by security holders	—	N/A	2,411,283
Equity compensation plans not approved by security holders	—	N/A	—
Total	—	—	2,411,283
Recent Developments
On October 13, 2023, the compensation committee of the Board of Directors approved restricted stock unit (“RSU”) awards to Mr. Liptak, our Chief Executive Officer, covering 168,750 shares of common stock, and Ms. Rikkers, our Executive Chair, covering 192,500 shares of common stock, to become effective on October 16, 2023 in accordance with our equity grant policy. The RSU awards will be scheduled to vest on October 15, 2025, subject to the individual continuing to provide services to the Company through that date and subject further to certain vesting acceleration provisions in the event of a termination of service by the Company without cause, a change in control of the company, or in the event of the individual’s death or disability.
Director Compensation
During 2022, our directors did not receive cash or equity compensation for their services on the Board of Directors or its committees. Payments to directors were limited expense reimbursements. Further, as of December 31, 2022, there were no outstanding equity awards held by our directors.
During 2023, the Board of Directors implemented a cash compensation program non-employee directors for leadership and service on the Board and standing committees. The following table outlines compensation for the established board roles.
	Board	Audit	Compensation	Nominating
Chair	$80,000	$20,000	$15,000	$10,000
Member	$40,000	$10,000	$7,500	$5,000
During early 2023, the Board of Directors implemented an equity compensation program in which each non-employee director would receive an annual option grant to purchase 24,000 shares. The grants vest over four years year and are priced at the closing price on the date of grant.
Compensation Committee Interlocks and Insider Participation
The members of the compensation committee of the Board of Directors are Heather Rider (Chair), Bill Johnson, and Len Hedge. None of the members of the compensation committee was at any time one of ProSomnus’s officers or employees. None of ProSomnus’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or Board of Directors of any other entity that has one or more executive officers that will serve as a member of our Board of Directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of October 20, 2023 by:
•
each person known by us to be the beneficial owner of more than 5% of any class of our common stock;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Common Stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.
In the table below, percentage ownership is based on 16,398,599 shares of common stock outstanding as of October 20, 2023. The table below does not include the Preferred Financing Shares that are not issuable prior to obtaining stockholder approval.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 5675 Gibraltar Drive, Pleasanton, CA 94588.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Leonard Liptak(1)	475,685	2.9
Laing Rikkers(2)	504,766	3.1
Melinda Hungerman(3)	191,538	1.2
Sung Kim	107,316	*
Mark Murphy(4)	117,008	*
William Johnson	76,526	*
Leonard Hedge	70,255	*
Jason Orchard	—	*
Steven Pacelli	18,200	*
Heather Rider	5,000	*
All executive officers and directors as a group (9 individuals)(5)	1,267,723	7.7
Greater than Five Percent Holders:
HealthpointCapital, LLC(6)	6,660,239	40.6
SMC Holdings II, LP(7)	1,834,174	10.2

*
Less than 1%

(1)
Consists of (i) 465,710 shares of common stock held directly by Mr. Liptak and (ii) 9,975 shares of common stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of October 20, 2023 held directly by Mr. Liptak.

(2)
Consists of (i) 308,732 shares of common stock held directly by Ms. Rikkers, (ii) 141,035 shares of common stock held by Trust f/b/o Laing Foster Rikkers UAD April 29, 1983, (iii) 7,550 shares of common stock held by Leander Swift Rikkers 2002 Trust, (iv) 7,550 shares of common stock held by

Laura Laing Rikkers 2004 Trust UAD, (v) 4,987 shares of common stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of October 20, 2023 held by Leander Swift Rikkers 2002 Trust, (vi) 4,987 shares of common stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of October 20, 2023 held by Laura Laing Rikkers 2004 Trust UAD, and (vii) 29,925 shares of common stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of October 20, 2023 held by Trust f/b/o Laing Foster Rikkers UAD April 29, 1983. Ms. Rikkers serves as the trustee of the Leander Swift Rikkers 2002 Trust, Laura Laing Rikkers 2004 Trust UAD, and Trust f/b/o Laing Foster Rikkers UAD April 29, 1983, and disclaims beneficial ownership of the shares held by each of the trusts to the extent that she does not have a pecuniary interest in them. Ms. Rikkers serves on the investment committee at HealthpointCapital, LLC, but does not have beneficial ownership over shares held by the HPC Funds. Ms. Rikkers disclaims beneficial ownership of shares held by the HPC Funds, except to the extent of any pecuniary interest therein.
(3)
Reflects holdings through February 28, 2023, the date that Ms. Hungerman ceased to be an executive officer of the Company.

(4)
Reflects holdings through July 28, 2023, the date that Mr. Murphy ceased to be an executive officer of the Company.

(5)
Consists of an aggregate of (i) 1,207,874 shares of common stock held directly or indirectly by our directors and executive officers and (ii) 59,849 shares of common stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of October 20, 2023 held directly or indirectly by our directors and executive officers.

(6)
According to a Schedule 13D filed by the stockholder with the SEC on December 16, 2022 reporting stock ownership as of December 6, 2022, consists of (i) 540,220 shares of common stock held by HealthpointCapital Partners, LP, (ii) 4,348,552 shares of common stock held by HealthpointCapital Partners II, LP, (iii) 1,646,677 shares of common stock held by HealthpointCapital Partners III, LP and (iv) 124,790 shares of common stock held by HCP II Co-Invest Vehicle LP, for each of which HMC, LLC is the investment manager. HMC, LLC is wholly owned by HealthpointCapital, LLC. HGP, LLC is the general partner of HealthpointCapital Partners, LP. HGP II, LLC is the general partner of HCP II Co-Invest Vehicle LP and HealthpointCapital Partners II, LP. HGP III, LLC is the general partner of HealthpointCapital Partners III, LP. Voting and dispositive power over the shares is held by an investment committee at HealthpointCapital, LLC, composed of more than three individuals, one of whom is Ms. Rikkers and none of whom have beneficial ownership over the shares. Ms. Rikkers disclaims beneficial ownership of such shares held by the HPC Funds, except to the extent of any pecuniary interest therein. HPC’s address is 3708 Ashford Place, Greenville, NC 27858.

(7)
Consists of (i) 246,068 shares of common stock held directly by SMC Holdings II, LP, a Delaware limited partnership (“SMC”), (ii) 961,846 shares of common stock issuable upon conversion of shares of Series A Preferred Stock within 60 days of October 20, 2023 held directly by SMC, and (iii) 626,260 shares of common stock issuable upon exercise of our Subordinated Secured Convertible Notes Due April 6, 2026 held directly by SMC. Such shares held by SMC may be deemed to be indirectly beneficially owned by SMC Holdings II G.P., LLC, a Delaware limited liability company (“SMC GP”), as general partner of SMC. Such shares held by SMC may also be deemed to be indirectly beneficially owned by each of John L. Steffens and Gregory P. Ho, as the managing members of SMC GP. Each of SMC GP, Mr. Steffens and Mr. Ho disclaims beneficial ownership of the shares except to the extent of their respective pecuniary interests therein. SMC’s address is c/o Spring Mountain Capital, LP, 650 Madison Avenue, 20th Floor, New York, NY 10022.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2023 Special Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to participate in the 2023 Special Meeting of Stockholders. Whether or not you plan to participate in the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.
By order of the Board of Directors
Brian Dow
Chief Financial Officer
Pleasanton, California
November 15, 2023

INCORPORATION BY REFERENCE; WHERE YOU CAN FIND ADDITIONAL INFORMATION
The SEC allows us to “incorporate by reference” certain information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We are incorporating by reference the following:
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on April 14, 2023; and

•
our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 (filed with the SEC on November 14, 2023).

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge within one business day of receipt of such request, by written or oral request directed to our Corporate Secretary at ProSomnus, Inc., 5675 Gibraltar Drive, Pleasanton, CA 94588. A request for copies of reports, proxy statements or other information concerning us (including the documents incorporated by reference herein) must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on the Record Date.
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https://prosomnus.com/. Information included on our website is not a part of this proxy statement.
You should rely only on the information contained in this Proxy Statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information.

APPENDIX A
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
PROSOMNUS, INC.
ProSomnus, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
1.   The name of this corporation is ProSomnus, Inc. and that this corporation was originally incorporated pursuant to the DGCL on May 3, 2022 under the name LAAA Merger Corp.
2.   This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Section 242 of the DGCL and amends certain provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended.
3.   The first paragraph of Article Fourth, Part A of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:
“Designation and Number of Shares. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 151,500,000 shares, consisting of 150,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 1,500,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

A-1

IN WITNESS WHEREOF, the undersigned certifies under penalty of perjury that he has read the foregoing Certificate of Amendment, that the statements set forth herein are true to his knowledge, and that he has executed this Certificate of Amendment as an authorized officer of said corporation, as of the [      ] day of [   ], 2023.
PROSOMNUS, INC.

Len Liptak
Chief Executive Officer

A-2

APPENDIX B
PROSOMNUS, INC.
2022 EQUITY INCENTIVE PLAN
1.   DEFINITIONS.   Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this ProSomnus, Inc. 2022 Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.
Affiliate means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
Business Combination Agreement means that certain Business Combination Agreement, dated as of May 9, 2022 by and among Lakeshore Acquisition I Corp., LAAA Merger Sub Inc., RedOne Investment Limited, HGP II, LLC and ProSomnus Holdings Inc.
Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Closing means the date on which the transactions contemplated by the Business Combination Agreement are consummated.
Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
Common Stock means shares of the Company’s common stock, $0.0001 par value per share.
Company means ProSomnus, Inc., a Delaware corporation.
Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity, other than a transaction to merely change the state of incorporation or in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the United States Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means:
(a)   If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
(b)   If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
ISO means a stock option intended to qualify as an incentive stock option under Section 422.
Non-Qualified Option means a stock option which is not intended to qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.
Plan means this ProSomnus, Inc. 2022 Equity Incentive Plan.
SAR means a stock appreciation right.
Section 409A means Section 409A of the Code.
Section 422 means Section 422 of the Code.
Securities Act means the United States Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option, or a Stock Grant.
Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.
Substitute Award means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2.   PURPOSES OF THE PLAN.   The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3.   SHARES SUBJECT TO THE PLAN.
(a)   The number of Shares that may be issued from time to time pursuant to this Plan shall be equal to 6,000,000.
(b)   Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2023 and ending on the second day of fiscal year 2032, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased automatically by an amount equal to the lesser of (i) 4% of the number of outstanding shares of Common Stock on such date and (ii) an amount determined by the Administrator.
(c)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.
(d)   The maximum number of Shares available for grant under the Plan as ISOs will be equal to 250,000,000. The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422.
(e)   The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.
4.   ADMINISTRATION OF THE PLAN.   The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)   Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)   Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)   Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and any other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors.
(d)   Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares.
(e)   Amend any term or condition of any outstanding Stock Right, provided that (i) such term or condition as amended is not prohibited by the Plan and (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors.
(f)   Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
(g)   Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.   ELIGIBILITY FOR PARTICIPATION.   The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate, provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
6.   TERMS AND CONDITIONS OF OPTIONS.   Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)   Non-Qualified Options:   Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:
(i)   Exercise Price:   Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(ii)   Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.
(iii)   Vesting:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
(iv)   Term of Option:   Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.
(b)   ISOs:   Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:
(i)   Minimum Standards:   The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (iv) thereunder.
(ii)   Exercise Price:   Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.   10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
B.   More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii)   Term of Option:   For Participants who own:
A.   10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.   More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv)   Limitation on Yearly Exercise:   To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.
(c)   Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 24 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.
7.   TERMS AND CONDITIONS OF STOCK GRANTS.   Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(a)   Each Agreement shall state the purchase price per Share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator on the date of the grant of the Stock Grant;
(b)   Each Agreement shall state the number of Shares to which the Stock Grant pertains;
(c)   Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and
(d)   Dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that, the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.
8.   TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.   The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.
9.   PERFORMANCE-BASED AWARDS.   The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.
10.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.   An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a) , (b) , (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
11.   PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.   Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
12.   RIGHTS AS A SHAREHOLDER.   No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
13.   ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.   By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
14.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.   Except as otherwise provided in a Participant’s Option Agreement in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.
(b)   Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.
(c)   The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.
(d)   Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
(e)   A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.
(f)   Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
15.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.   Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(a)   All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
(b)   Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
16.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.   Except as otherwise provided in a Participant’s Option Agreement:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.
(b)   A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
(c)   The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
17.   EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.   Except as otherwise provided in a Participant’s Option Agreement:
(a)   In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
(b)   If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
18.   EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.   In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
19.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.   Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.
20.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.   Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(a)   All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.
(b)   Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.
21.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.   Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
22.   EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.   Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate:
(a)   To the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
(b)   At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.   Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
24.   ADJUSTMENTS.   Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a)   Changes with respect to Shares of Common Stock.
(i)   If (1) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) , 3(b) , 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(ii)   The Administrator may also make adjustments of the type described in Paragraph 24(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 24(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.
(iii)   References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 24(a).
(b)   Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.

With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that each outstanding Stock Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant or Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.
In taking any of the actions permitted under this Paragraph 24(b) , the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)   Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d)   Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e)   Termination of Awards upon Consummation of a Corporate Transaction.   Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Stock, will automatically be forfeited) immediately upon the consummation of a Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 24(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.
25.   ISSUANCES OF SECURITIES.
(a)   Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
(b)   The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.
26.   FRACTIONAL SHARES.   No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
27.   WITHHOLDING.   In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.
28.   TERMINATION OF THE PLAN.   The Plan will terminate on December 2, 2032, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.
29.   AMENDMENT OF THE PLAN AND AGREEMENTS.   The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 24.
30.   EMPLOYMENT OR OTHER RELATIONSHIP.   Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
31.   SECTION 409A AND SECTION 422.   The Company intends that the Plan and any awards granted hereunder be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any award shall be construed to effect the intent as described in this Paragraph 31.

If a Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of his or her separation from service, to the extent any payment under this Plan or pursuant to an award constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of separation from service, no payments due under this Plan or pursuant to an award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that awards under the Plan that are subject to Section 409A or Section 422, as applicable, comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to any award, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.
32.   INDEMNITY.   Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
33.   CLAWBACK.   Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.
34.   WAIVER OF JURY TRIAL.   By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.
35.   UNFUNDED OBLIGATIONS.   The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.
36.   GOVERNING LAW.   This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O PROSOMNUS, INC.5675 GIBRALTAR DRIVEPLEASANTON, CA 94588 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveTo vote via the Internet prior to the Special Meeting, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted. If you vote via the Internet prior to the Special Meeting, you do not need to return a proxy card by mail.VOTE BY TELEPHONE - 1-800-690-6903To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on December 5, 2023 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.VOTE BY MAILTo vote by mail, you need to complete, date and sign your proxy card (if you received printed proxy materials) and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than December 5, 2023. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Special Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.VOTE IN PERSONIf you plan to attend the Special Meeting in person, you may vote during the meeting. Please have your Notice or proxy card in hand when you attend the Special Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V25592-Z86454KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYPROSOMNUS, INC. The Board of Directors recommends you vote FOR the following proposals:1.To approve, for purposes of complying with Nasdaq Listing Rule 5635, (A) the issuance of the shares of our common stock (i) issuable upon conversion of our Series A Preferred Stock, (ii) that may be issued as dividends in respect of our Series A Preferred Stock and (iii) issuable upon exercise of our Warrants that are exercisable for our common stock at a price of $1.00 per share, and (B) the issuance of the additional shares of our common stock upon conversion of the convertible notes we issued in connection with the issuance of our Series A Preferred Stock (the “New Notes”) as a result of the reduced conversion rate under the New Notes and the shares of our common stock that may be issuable as payment-in-kind interest under the New Notes. 2.To approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares to 151,500,000 shares, consisting of 150,000,000 shares of our common stock and 1,500,000 shares of our preferred stock. 3.To approve an amendment of the ProSomnus, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available thereunder by 3,588,717 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain! ! !! ! !! ! ! YesNoPlease indicate if you plan to attend this meeting.! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice, Proxy Statement, Annual Report and Quarterly Report are available at www.proxyvote.com.V25593-TBDPROSOMNUS, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSSPECIAL MEETING OF STOCKHOLDERSDECEMBER 6, 2023The stockholder(s) hereby appoint Leonard Liptak and Brian Dow, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the securities of ProSomnus, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on December 6, 2023, at the Company’s headquarters at 5675 Gibraltar Drive, Pleasanton, CA 94588, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE